Loans Acquired in Connection with LG Card Acquisition for which it was Probable at Acquisition that all Contractually Required Payments would not be Collected (Detail) (KRW) In Millions	Dec. 31, 2007
Accounts, Notes, Loans and Financing Receivable [Line Items]
Contractually required payments receivable at acquisition	619,928
Cash flows expected to be collected at acquisition	323,069
Fair value of acquired receivables at acquisition	220,538